                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                              Summit Design, Inc.
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             (Exact name of registrant as specified in its charter)
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              Delaware                                 93-1137888
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       (State of Incorporation)            (I.R.S. Employer Identification No.)

9305 S.W. Gemini Drive, Beaverton, Oregon                    97008
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(Address of principal executive offices)                   (ZIP Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.     [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                     Name of each exchange on which
      to be so registered                     each class is to be registered

             None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
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                               (Title of class)

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                               (Title of class)

Information Required in Registration Statement

Item 1.   Description of Registrant's Securities to be Registered

          Incorporated by reference to page 60 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 1996, as amended.

Item 2.   Exhibits

          The following exhibits are filed as part of this registration statement:

          1.1/1/       Specimen certificate for Registrant's Common Stock.

          2.1/2/       Certificate of Incorporation, as amended.

          2.2/3/ Form of Amended and Restated Articles of Incorporation to be filed promptly after the closing of the offering.

          2.3/4/       Bylaws, as amended.

          2.4/5/       Amended and Restated Bylaws.

          2.5/6/ Investors' Rights Agreement between the Registrant and the parties named therein dated as of February 10, 1994, as amended.

/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on June 20, 1996, as amended.

/2/ Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on June 20, 1996, as amended.

/3/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on June 20, 1996, as amended.

/4/ Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on June 20, 1996, as amended.

/5/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 filed on June 20, 1996, as amended.

/6/ Incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 filed on June 20, 1996, as amended.



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

Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  October 8, 1996                  Summit Design, Inc.
                                         By:  /s/ C. Albert Koob
                                         ---------------------------------
                                                  C. Albert Koob
                                                  Vice President of Finance
                                                  and Chief Financial Officer


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

                               Index to Exhibits

         Exhibit
          Number                            Description                 Page No.
     ----------------     --------------------------------------------  --------
          1.1/1/             Specimen certificate for Registrant's          ____
                             Common Stock.

          2.1/2/             Certificate of Incorporation, as amended.      ____

          2.2/3/             Form of Amended and Restated Articles of       ____
                             Incorporation to be filed promptly after
                             the closing of the offering.

          2.3/4/             Bylaws, as amended.                            ____

          2.4/5/             Amended and Restated Bylaws.                   ____

          2.5/6/             Investors' Rights Agreement between the        ____
                             Registrant and the parties named therein
                             as of February 10, 1994, as amended.


-------------------
/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration
    Statement on Form S-1 filed on June  20, 1996, as amended.
/2/ Incorporated by reference to Exhibit 3.1 to the Registrant's Registration
    Statement on Form S-1 filed on June  20, 1996, as amended.
/3/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration
    Statement on Form S-1 filed on June  20, 1996, as amended.
/4/ Incorporated by reference to Exhibit 3.3 to the Registrant's Registration
    Statement on Form S-1 filed on June  20, 1996, as amended.
/5/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration
    Statement on Form S-1 filed on June  20, 1996, as amended.
/6/ Incorporated by reference to Exhibit 4.2 to the Registrant's Registration
    Statement on Form S-1 filed on June  20, 1996, as amended.



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